Exhibit 10.4

07-0983

FOURTH AMENDMENT

to the

COMPOSITE LEASE AGREEMENT

By and Between

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

and

FEDERAL EXPRESS CORPORATION

Effective as of December 15, 2011

07-0983

FOURTH AMENDMENT

TO THE COMPOSITE LEASE AGREEMENT

This Fourth Amendment, effective the 15th day of December, 2011 (the “Effective Date”), by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee (Authority and Tenant are collectively referred to as “Parties”),

W I T N E S S E T H:

WHEREAS Authority and Tenant executed an instrument entitled “Composite Lease Agreement” with an effective date of January 1, 2007 (that instrument, as previously amended by First Amendment to the Composite Lease Agreement intended to be effective as of September 1, 2008, by Second Amendment to the Composite Lease Agreement intended to be effective as of June 1, 2009, and Third Amendment to the Composite Lease Agreement intended to be effective as of July 1, 2009, being herein called the “Composite Lease Agreement”); and

WHEREAS Authority and Tenant intended the Composite Lease Agreement to represent each of 23 separate lease agreements between the Parties (later increased to 24) and showed the differences among the 23 (later 24) leases by attaching a schedule as Exhibit A to the Composite Lease Agreement that identified each parcel of real property Authority leased to Tenant, the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant pays to Authority for each parcel; and

WHEREAS the Parties wish to amend the Composite Lease Agreement to reflect the addition of approximately 36,128 square feet of unimproved property as described in Exhibit 1 attached hereto and incorporated herein by reference.

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

2

07-0983

SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Fourth Amendment that are defined in the Composite Lease Agreement shall, for all purposes of this Fourth Amendment, have the respective meanings given to them in the Composite Lease Agreement.

SECTION 2. Modification of Composite Lease and Applicable Rent. The Parties amend the Composite Lease Agreement to reflect the addition of 36,128 square feet of unimproved property, which the Parties designate as Parcel 25. As of the Effective Date, the Parties incorporate the attached Exhibit 1 to be part of Exhibit “A” to the Composite Lease Agreement and the Parties substitute the table attached to this Amendment for the table included as part of Exhibit “A” to the Composite Lease Agreement. The substitution of that table will accomplish the following:

(a) Effective as of March 1, 2012, the annual rent will be increased by $6,886.00 annually, $573.85 per month to reflect the addition of Parcel 25 at the rate the Parties are currently using for that portion of the rent payable under the terms of the Composite Lease Agreement that is allocable to unimproved land.

(b) The rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement.

SECTION 3. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

SECTION 4. Effective Dates of this Fourth Amendment. This Fourth Amendment becomes effective as of December 15, 2011.

3

07-0983

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Fourth Amendment to the Composite Lease Agreement.

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY		FEDERAL EXPRESS CORPORATION

By:	/s/ Scott A. Brockman	By:	/s/ Wiley Johnson, Jr.
Title:	Executive Vice President – COO	Title:	Managing Director, Real Estate & Airport Development

Date:	December 22, 2011	Date:	December 19, 2011

Approved as to Form and Legality:

/s/ Brian Kuhn
Brian Kuhn, General Counsel
Date:	December 22, 2011

4

EXHIBIT 1

FOURTH AMENDMENT

TO THE COMPOSITE LEASE

Effective December 15, 2011

Parcel 25 Legal Description

Parcel 25

Democrat Parking Area

March 1, 2012

Description of a ground lease area being a portion of the Memphis-Shelby County Airport Authority as recorded in Special Warranty Deed F5-5925, Parcel III at the Shelby County Register’s Office, City of Memphis, Shelby County, said ground lease area being located on the north side of Democrat Road, north of existing FedEx Lease Parcels 21 and 22, and being more particularly described by metes and bounds as follows:

Commencing at the physical centerline intersection of Rental Road (east) and Democrat Road (100’ ROW, 60’ South, 40’ North); thence with the centerline of said Democrat Road, South 89°19’19’ East a distance of 142.87’ to a point; thence departing from and perpendicular to said centerline, North 00°40’41” East a distance of 40.00’ to a point on the north right of way line of said Democrat Road and being the southwest corner of the existing FedEx Lease Parcel 22; thence with an east, north and east line of said existing FedEx Lease Parcel 22 the following three (3) calls:

•	North 02°49’01” East a distance of 747.11’ (746.98’ called) to a found fence post;

•	South 87°11’41” East a distance of 340.03’ to a found fence post;

•	North 02°49’01” East a distance of 587.49’ to the northwest corner of said existing FedEx Lease Parcel 22;

being the TRUE POINT OF BEGINNING and the southwest corner of the property herein described; thence North 02°49’01” East a distance of 56.62’ to a point; thence North 87°10’59” West a distance of 10.00’ to a point; thence North 02°49’01” East a distance of 25.00’ to a point being the northwest corner of the property herein described; thence South 87°58’06” East a distance of 864.61’ to a point; thence South 80°14’55” East a distance of 103.45’ to a point; thence South 37°36’58” East a distance of 36.85’ to a northeast corner of the existing FedEx Lease Parcel 21 and being the southeast corner of the property herein described; thence with a north line of said existing Parcel 21, North 80°17’20” West a distance of 117.32’ to an angle point; thence with a north line of said existing Parcel 21, North 88°16’12” West a distance of 706.74’ (called 607.74’) to the northwest corner of said Parcel 21; thence with a portion of the west line of said Parcel 21, South 00°48’28” West a distance of 53.63’ to the northeast corner of said existing Lease Parcel 22; thence departing from said west line of Parcel 21 with the north line of said Parcel 22, North 87°10’59” West a distance of 159.92’ to said TRUE POINT OF BEGINNING.

Said described ground lease area containing 36,128 square feet or 0.83 acres, more or less.

[PHOTOGRAPH]

EXHIBIT A to the Composite Lease Agreement as amended by the Fourth Amendment dated December 15, 2011

FEDERAL EXPRESS CORPORATION

2003 CORPORATE AVENUE-B3

MEMPHIS, TN 38132

	x	x	x	x		x	x		x		x	x	x	x		x	x	x		x	x	x
	FEDEX						EFFECTIVE		2008					2009				2011
PARCEL	LEASE			EFFECTIVE		SQUARE	DATE		EFFECTIVE JULY 2008				7/1/2008(3)	EFFECTIVE JULY 2009				EFFECTIVE DECEMBER 2011				7/01/2013(3)
NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	DATE		FEET	RATE		RATES		MONTHLY	ANNUAL	ESCALATION	RATES		MONTHLY	ANNUAL	RATES		MONTHLY	ANNUAL	ESCALATION
1	07-0958	N/A	TAXIWAY N	2/1/2009		100,035	$0.1906		N/A		N/A	N/A	N/A	$0.1906		$1,588.89	$19,066.67	$0.1906		$1,588.89	$19,066.67	CPI OR 13%

2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/ LANDLOCKED PARCELS	1/1/2007		1,082,446	Varies	(1)	Varies		$35,497.91	$425,974.90	15%	Varies	(1)	$34,175.41	$410,104.92	Varies	(1)	$28,533.41	$342,400.87	CPI OR 13%

3	07-0960	SUPPLEMENTALS	WEST RAMP
		18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007		3,111,647	$0.1525		$0.1906		$49,423.33	$593,079.92	N/A	$0.1906		$49,423.33	$593,079.92	$0.1906		$49,423.33	$593,079.92	CPI OR 13%
		22, 24 & 25	UNIMPROVED GROUND	1/1/2007		914,283	$0.1525		$0.1906		$14,521.86	$174,262.34	N/A	$0.1906		$14,521.86	$174,262.34	$0.1906		$14,521.86	$174,262.34	CPI OR 13%

4	07-0961	N/A	TAXIWAY C	2/1/2009		731,098	$0.2400		N/A		N/A	N/A	N/A	$0.2400		$14,621.96	$175,463.52	$0.2400		$14,621.96	$175,463.52	CPI OR 13%

5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/ GRACELAND RAMP	1/1/2007		515,496	$0.1525		$0.1906		$8,187.79	$98,253.48	N/A	$0.1906		$8,187.79	$98,253.48	$0.1906		$8,187.79	$98,253.48	CPI OR 13%
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007			$0.1525						N/A									CPI OR 13%

6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007		2,248,286	N/A	(6)	N/A	(6)	$125,000.00	$1,500,000.00	N/A (6)	N/A	(6)	$125,000.00	$1,500,000.00	N/A	(6)	$125,000.00	$1,500,000.00	15% (7)

7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007		427,030	N/A	(6)	N/A	(6)	$2,506.15	$30,073.80	N/A (6)	N/A	(6)	$2,506.15	$30,073.80	N/A	(6)	$2,506.15	$30,073.80	CPI OR 13%

8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007		451,370	N/A	(6)	N/A	(6)	$2,340.16	$28,081.92	N/A (6)	N/A	(6)	$2,340.16	$28,081.92	N/A	(6)	$2,340.16	$28,081.92	CPI OR 13%

9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007		833,458	$0.2673		$0.2673		$18,565.28	$222,783.32	N/A	$0.2673		$18,565.28	$222,783.32	$0.2673		$18,565.28	$222,783.32	CPI OR 13%

10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007	(2)	140,617	$0.2673		$0.2673		$3,132.24	$37,586.92	N/A	$0.2673		$3,132.24	$37,586.92	$0.2673		$3,132.24	$37,586.92	CPI OR 13%

11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/ GSE STORAGE	1/1/2007		187,217	$0.1525		$0.1906		$2,973.63	$35,683.56	N/A	$0.1906		$2,973.63	$35,683.56	$0.1906		$2,973.63	$35,683.56	CPI OR 13%

12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07		187,618	$0.1525		$0.1525		$2,384.31	$28,611.75	N/A	$0.1525		$2,384.31	$28,611.75	$0.1525		$2,384.31	$28,611.75	CPI OR 13%

13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007		1,897,879	$0.1220		$0.1220		$19,295.10	$231,541.24	N/A	$0.1220		$19,295.10	$231,541.24	$0.1220		$19,295.10	$231,541.24	CPI OR 13%
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007		319,113	$0.1525		$0.1906		$5,068.58	$60,822.94	N/A	$0.1906		$5,068.58	$60,822.94	$0.1906		$5,068.58	$60,822.94	CPI OR 13%

14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007		428,616	$0.1525		$0.1906		$6,807.85	$81,694.21	N/A	$0.1906		$6,807.85	$81,694.21	$0.1906		$6,807.85	$81,694.21	CPI OR 13%

15	07-0972	N/A	SPRANKLE ROAD	1/1/2007		200,695	$0.0000		$0.0000		$0.00	$0.00	N/A	$0.0000		$0.00	$0.00	$0.0000		$0.00	$0.00	N/A
16	07-0973	N/A	REPUBLIC ROAD	1/1/2007		113,179	$0.0000		$0.0000		$0.00	$0.00	N/A	$0.0000		$0.00	$0.00	$0.0000		$0.00	$0.00	N/A

17	07-0974	SUPPLEMENTALS
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007		1,662,877	$0.1525		$0.1906		$26,412.03	$316,944.36	N/A	$0.1906		$26,412.03	$316,944.36	$0.1906		$26,412.03	$316,944.36	CPI OR 13%
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007		1,908,290	$0.1906		$0.2383		$37,895.46	$454,745.51	N/A	$0.2383		$37,895.46	$454,745.51	$0.2383		$37,895.46	$454,745.51	CPI OR 13%
		Parcel 5 (INTERNATIONAL PARK)		1/1/2007		24,000	$0.2673		$0.3341		$668.25	$8,019.00	25%	$0.3341		$668.25	$8,019.00	$0.3341		$668.25	$8,019.00	CPI OR 13%
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007		247,254	$0.2673		$0.3341		$6,884.48	$82,613.74	25%	$0.3341		$6,884.48	$82,613.74	$0.3341		$6,884.48	$82,613.74	CPI OR 13%
		1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007		117,915	$0.2673		$0.3341		$3,283.20	$39,398.35	25%	$0.3341		$3,283.20	$39,398.35	$0.3341		$3,283.20	$39,398.35	CPI OR 13%
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007		45,359	$0.2673		$0.3341		$1,262.96	$15,155.58	25%	$0.3341		$1,262.96	$15,155.58	$0.3341		$1,262.96	$15,155.58	CPI OR 13%
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007		1,586,172	$0.2673		$0.3341		$44,164.98	$529,979.72	25%	$0.3341		$44,164.98	$529,979.72	$0.3341		$44,164.98	$529,979.72	CPI OR 13%
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007		70,200	$0.2673		$0.3341		$1,954.63	$23,455.58	25%	$0.3341		$1,954.63	$23,455.58	$0.3341		$1,954.63	$23,455.58	CPI OR 13%
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007		4,333,659	$0.2673		$0.3341		$120,665.32	$1,447,983.81	25%	$0.3341		$120,665.32	$1,447,983.81	$0.3341		$120,665.32	$1,447,983.81	CPI OR 13%
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	1/1/2007		556,334	$0.2673		$0.3341		$15,490.42	$185,885.10	25%	$0.3341		$15,490.42	$185,885.10	$0.3341		$15,490.42	$185,885.10	CPI OR 13%
		10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007		487,512	$0.1906		$0.2383		$9,681.18	$116,174.11	N/A	$0.2383		$9,681.18	$116,174.11	$0.2383		$9,681.18	$116,174.11	CPI OR 13%
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007		527,676	$0.1525		$0.1906		$8,381.25	$100,575.05	N/A	$0.1906		$8,381.25	$100,575.05	$0.1906		$8,381.25	$100,575.05	CPI OR 13%
		5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007		796,312	$0.2673		$0.3341		$22,172.31	$266,067.75	25%	$0.3341		$22,172.31	$266,067.75	$0.3341		$22,172.31	$266,067.75	CPI OR 13%
		23	GRAEBER ASSIGNMENT/ TRUCKING OPERATION	1/1/2007		261,460	$0.1029		$0.1286		$2,802.53	$33,630.32	25%	$0.1286		$2,802.53	$33,630.32	$0.1286		$2,802.53	$33,630.32	CPI OR 13%
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007		18,933	$0.2673		$0.3341		$527.17	$6,325.99	25%	$0.3341		$527.17	$6,325.99	$0.3341		$527.17	$6,325.99	CPI OR 13%

18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007		552,730	$0.2673		$0.2673		$12,312.06	$147,744.73	N/A	$0.2673		$12,312.06	$147,744.73	$0.2673		$12,312.06	$147,744.73	CPI OR 13%
18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012	(4)	72,378	$1.2600		N/A		N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	CPI OR 13%
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007		418,016	$0.2673		$0.2673		$9,311.31	$111,735.68	N/A	$0.2673		$9,311.31	$111,735.68	$0.2673		$9,311.31	$111,735.68	CPI OR 13%

20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008		108,051	$0.1525		$0.1525		$1,373.15	$16,477.78	N/A	$0.1525		$1,373.15	$16,477.78	$0.1525		$1,373.15	$16,477.78	CPI OR 13%

21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007		1,812,363	$0.1525		$0.1906		$28,786.37	$345,436.39	N/A	$0.1906		$28,786.37	$345,436.39	$0.1906		$28,786.37	$345,436.39	CPI OR 13%
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007		491,127	$0.1525		$0.1906		$7,800.73	$93,608.81	N/A	$0.1906		$7,800.73	$93,608.81	$0.1906		$7,800.73	$93,608.81	CPI OR 13%

12/15/2011 11:52 AM	Exhibit A
December 15, 2011
Fourth Amendment to Composite Lease Agreement

EXHIBIT A to the Composite Lease Agreement as amended by the Fourth Amendment dated December 15, 2011

FEDERAL EXPRESS CORPORATION

2003 CORPORATE AVENUE-B3

MEMPHIS, TN 38132

	xx	xx	xx	xx		xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx	xx
	FEDEX						EFFECTIVE	2008				2009			2011
PARCEL	LEASE			EFFECTIVE		SQUARE	DATE	EFFECTIVE JULY 2008			7/1/2008 (3)	EFFECTIVE JULY 2009			EFFECTIVE DECEMBER 2011			7/01/2013 (3)
NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	DATE		FEET	RATE	RATES	MONTHLY	ANNUAL	ESCALATION	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	ESCALATION
23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009		248,711	$0.2400	N/A	N/A	N/A	N/A	$0.2400	$4,974.22	$59,690.64	$0.2400	$4,974.22	$59,690.64	CPI OR 13%
24	07-0982		SORT FACILITY	9/1/2009	(5)	292,000	$1.2600	N/A	N/A	N/A	N/A	$1.2600	$30,660.00	$367,920.00	$1.2600	$30,660.00	$367,920.00	CPI OR 13%
25	07-0983	N/A	DEMOCRAT PARKING AREA	3/1/2012		36,128	$0.1906	N/A	N/A	N/A	N/A	N/A			N/A			CPI OR 13%

Note	1:

(a)	Hangar 26 has been removed from Parcel 2 and, effective July 1, 2009, rent for Parcel 2 has been reduced by $1,322.50 per month, $15,870.00 per year.

(b)

As of December 14, 2010, the date of Tenant’s beneficial occupancy of the Replacement Hangar, as defined in the Third Amendment to the Composite Lease Agreement, the annual rent will be reduced by $44,246.00 ($3,687.17 monthly). The rent rate for the 35,000 square foot Replacement Hangar will be $0.1906.

(c)	As of December 14, 2010, the date of Tenant’s benefical occupancy of renovated Hangars 24, 25 and 27, the combined annual rent for these Hangars will be reduced by $23,458.05 (30% of $78,193.49).

Note 2: In accordance with the Second Amendment to the Composite Lease Agreement, Parcel 10 will not be part of the demised premises between May 1, 2010, and December 31, 2011, and no rent will be payable with respect to that Parcel during that time period.

Note 3: Refer to Section 2.03(a)(i) of the Composite Lease Agreement for a further description of the rent adjustment summarized in this column.

Note 4: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 18A will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 5: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 24 will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 6: For Parcels 6, 7, and 8, the monthly rent for each is an amount previously agreed upon by the Parties, and is not calculated on any applicable current rate.

Note 7: Section 2.03(a)(i) of the Composite Lease Agreement will govern the escalation of the rent for Parcel 6 beginning July 1, 2018.

	September 30,	September 30,
RATE & RATE ESCALATION	CURRENT RATES	7/1/2013
IMPROVED GROUND	$0.2383	CPI-U

UNIMPROVED GROUND	$0.1906	CPI-U

12/15/2011 11:52 AM	Exhibit A
December 15, 2011
Fourth Amendment to Composite Lease Agreement